UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2016

Freedom Capital Corporation

(Exact Name of Registrant as Specified in Its Charter)

Maryland	814-01047	47-1709055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1560 Wilson Blvd.

Suite 450

Arlington, VA 22209

(Address of principal executive offices)

(703) 259-8204

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 10, 2016, the board of directors (the “Board”) of Freedom Capital Corporation (the “Company”) nominated each of the Company’s directors, Jeffrey McClure, Liam Coakley, David Duhamel, Keith Hall and Steven Looney, for re-election to the Board for a one-year term expiring at the 2017 annual meeting of stockholders. On May 11, 2016, the Company received unanimous consent from its sole stockholder of record as of May 11, 2016 to re-elect each of Messrs. McClure, Coakley, Duhamel, Hall and Looney for a one-year term expiring at the 2017 annual meeting of stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freedom Capital Corporation

Dated: June 7, 2016	By:	/s/ Jeffrey McClure
	Name:	Jeffrey McClure
	Title:	President, Chief Executive Officer and Director